                                                                   Exhibit 10.21

         Amendment dated June 18, 1997 to Rescission Agreement dated as of February 6, 1997 (the "Agreement") between Russian Wireless Telephone Company, Inc. f/k/a TelCom Group USA, Inc. ("TelCom") and Colonial Electric Consulting Corp. ("Colonial").

                                    RECITALS

         WHEREAS, TelCom, in connection with a private placement of Units made to a group of investors in 1994 which included Colonial, heretofore issued one Unit thereof to Colonial consisting of a certain Promissory Note dated October 19, 1994 payable to Colonial's order in the aggregate principal amount of $98,000 (the "Note") and a certain Warrant to purchase 50,000 shares of Telcom's Common Stock, $.01 par value (the "Warrant" which, together with the Note, are hereinafter referred to as the "Unit"); and

         WHEREAS, the Note provided that the Maturity Date1 thereof shall be the earlier of (i) TelCom's consummation of a public or private financing of its equity securities raising net proceeds equal to or greater than the gross proceeds raised in the Offering or (ii) sixteen (16) months from the First Closing Date; and

         WHEREAS, the parties hereto extended the Maturity Date pursuant to Amendment No. 1 to the Note executed in January 1996 to the earlier of (i) TelCom's consummation of a public or private financing of its equity securities raising net proceeds equal to or greater than the gross proceeds raised in the Offering or (ii) twenty two (22) months from the First Closing Date; and

         WHEREAS, the Colonial refused to grant Telcom's request for a further extension of the Maturity Date, and agreed, instead, to rescind its purchase of the Unit pursuant to the terms, and subject to the conditions of the Agreement; and

         WHEREAS, Telcom has paid $50,000 of the $100,000 due and owing to Colonial pursuant to the Agreement, and has requested Colonial to modify the provisions of the Agreement pertaining to the balance owed thereunder in the manner hereinbelow provided; and

         WHEREAS, Colonial is willing to grant Telcom's request in accordance with the terms, and subject to the conditions hereinbelow set forth,

         NOW, THEREFORE, in consideration of the above premises, TelCom and Colonial agree as follows:

         1. Modification of Paragraph 1 of the Agreement. The parties hereby

--------
1
                  Unless otherwise indicated, all capitalized terms used in this Amendment to the Agreement shall have the meanings ascribed thereto in the Note.

agree that paragraph 1 of the Agreement is deemed to have been deleted and replaced by the following with effect from the date of the Agreement:

         1. Rescission of Unit Purchase. Telcom and Colonial hereby agree that Colonial's purchase of the Unit is hereby rescinded. In order to implement such rescission, and in consideration therefor, Telcom shall pay the sum of $100,000 to Colonial without any interest as follows: two installments of $25,000 shall be paid to Colonial by check subject to collection, or by wire transfer to an account to be designated by Colonial. Such installments shall be made on the 15th days of February and March 1997. The balance of $50,000 shall be paid on the closing date of the Offering.

         2. Re-issuance of Warrant to Colonial. In order to induce Colonial to execute this amendment to the Agreement, and in consideration therefor, Telcom hereby agrees to re-issue to Colonial a warrant (the "New Warrant") entitling Colonial to purchase a portion of the shares of Telcom's common stock that Colonial had been entitled to purchase pursuant to the Warrant. Accordingly, such New Warrant will entitle Colonial to purchase 12,500 shares of Telcom's Common Stock at an exercise price of $7.25 per share. Such New Warrant shall contain precisely the same provisions as those contained in the form of New Warrant annexed hereto as Exhibit A.

         2. Lock-up. Colonial understands that (a) J. W. Barclay & Co., Inc. (the "Underwriter") is considering acting as underwriter of the Offering, pursuant to a registration statement on Form SB-2 (the "Registration Statement"), heretofore filed by Telcom with the Securities and Exchange Commission (the "Commission"); and (b) the Underwriter has informed Telcom that the Underwriter's obligation to execute an underwriting agreement with respect to the Offering, and to purchase the securities which Telcom will be offering to the public will be conditioned upon Telcom's receipt of agreements from all pre-Offering holders of securities of Telcom regarding the imposition of restrictions on the sale or other disposition of their respective securities. Accordingly, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Colonial agrees that Colonial will not, for a period ending on the first to occur of twenty-four (24) months following the date the Registration Statement is declared effective by the Commission (the "Effective Date"), without the prior written consent of the Underwriter, directly or indirectly, offer, sell, transfer or otherwise dispose of the New Warrant any of the shares of Telcom's Common Stock issuable upon exercise of the New Warrant.

         3. Continuation of Agreement. The Agreement shall continue to be effective and binding upon the parties, as modified by the provisions of this amendment thereto.

         4. Miscellaneous. This amendment to the Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. The parties hereto consent to the jurisdiction of the Courts of the State of New York and the United States District Courts situated therein in connection with any action concerning the provisions of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.



                                       Russian Wireless Telephone Company, Inc.



                                       By:_____________________________________
                                                Ronald G. Nathan, President


                                       Colonial Electric Consulting Corp.



                                       By:_____________________________________
                                                 Matthew Ricciardi, President

                                                                       EXHIBIT A

                                     WARRANT

                  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO SUCH SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.

                                   CONNECTICUT

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT (THE "ACT") AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                  June 18, 1997

                    RUSSIAN WIRELESS TELEPHONE COMPANY, INC.
                                  COMMON STOCK
                                PURCHASE WARRANT

                     The Transferability of this Warrant is
                       Restricted as Provided in Section 3

 W-                                                             12,500 Warrants

                  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Russian Wireless Telephone Company, Inc., a Delaware corporation formerly known as TelCom Group USA, Inc., a Delaware corporation (the "Company"), Colonial Electric Consulting Corp. is hereby granted the right to purchase, at the initial exercise price of $7.25 per share (subject to adjustment as provided herein) at any time commencing on the effective date (the Effective Date") of the registration statement to be filed by the Company in connection with the Company's proposed initial public offering (the "Initial Public Offering") until 5:00 p.m. on the five-year anniversary of the Effective Date,12,500 shares of Common Stock, $.01 par value, of the Company (the "Shares"). Upon consummation of the Initial Public Offering, the Warrants will be exchanged for an Initial Public Offering Warrant Certificate representing the right to purchase the same number of shares. If the Initial Public Offering is not consummated by September 30, 1997 based upon the Company's decision not to proceed with the Initial Public Offering, each Warrant shall automatically convert on such date into one share of Common Stock. If the Initial Public Offering is not consummated by September 30, 1997 for any other reason, these Warrants shall automatically become null and void.

                  Each Common Stock Purchase Warrant (the "Warrant") initially is exercisable at a price of $7.25 per Share payable in cash or by certified or official bank check in New York Clearing House funds, subject to adjustments as provided in Section 5 hereof. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares purchased at the offices of the Company, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased.

                  1.       Exercise of Warrant.

                  The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during the period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

                  2.       Issuance of Certificates.

                  Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or (subject to the provisions of Section 3.1 hereof) in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the Chairman or President and the Chief Financial Officer, the Secretary or Assistant Secretary of the Company holding office at the time such Shares are issued.

                  3. Restriction on Transfer; Registration Under the Securities Act of 1933, as amended.

                  3.1 Neither the Warrants nor any Share issuable upon exercise hereof has been registered under the Securities Act of 1933, as amended (the "Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to such securities, or, (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "Blue Sky" or other state securities law. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

                  3.2 If at any time after the date hereof and expiring five (5) years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with a merger, acquisition or exchange offer on Form S-4 or pursuant to Form S-8 or successor forms), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement to the Holder(s) of the Warrants and/or Shares of its intention to do so. Upon the written request of any Holder of the Warrants and/or Shares given within ten (10) days after receipt of any such notice of its or their desire to include any such Warrants and/or Shares in such proposed registration statement, the Company shall afford such Holder(s) of the Warrants and/or Shares the opportunity to have any such Warrants and/or Shares registered under such registration statement.

                  Notwithstanding the provisions of this Section 3.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 3.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                  If any registration pursuant to this Section 3.2 shall be underwritten in whole or in part, the Company may require that the Warrants and/or Shares requested for inclusion pursuant to this Section 3.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

                  Notwithstanding the provisions of this Section 3.2, if the managing underwriter in an underwritten public offering of securities shall advise the Company in writing that inclusion of some or all of the Warrants and/or Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities to be offered by the Company, in respect of which registration was originally to be effected, then the number of Warrants and/or Shares to be included in the registration statement may be reduced pro rata (by number of shares) among any holders of securities requesting registration or excluded in their entirety if so required by the underwriter from the registration statement.

                  3.3 In connection with any registration under Sections 3.2 or 6 hereof, the Company covenants and agrees as follows:

                  (a) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holder(s)), fees and expenses in connection with all registration statements filed pursuant to Sections 3.2 and 6 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

                  (b) The Company will take all necessary action which may be required in qualifying or registering the Warrants and/or Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                  (c) The Company shall indemnify the Holder(s) of the Warrants and/or Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Warrants and/or the Shares under the securities laws thereof or filed with the Securities and Exchange Commission (the "Commission"), any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder(s) expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Holder(s) or any controlling person of the Holder(s) in respect of which indemnity may be sought against the Company pursuant to this Section 3.3(c), the Holder(s) or such controlling person shall, within thirty (30) days after the receipt of a summons or complaint, notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the Holder(s) or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Holder(s) or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Holder(s) or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the Holder(s) and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the Holder(s) or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of the Warrants and/or the Shares or in connection with such registration statement.

                  (d) The Holder(s) of the Warrants and/or Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from written information furnished by or on behalf of such Holders, or their successors or assigns, expressly for use in such registration statement.

                  (e) Nothing contained herein shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                  3.4 In connection with any registration made pursuant to Sections 3.2 or 6 hereof, the Holder(s) of the Warrants and/or Shares agree as follows:

                  (a) Any public sale of the Warrants and/or Shares included in such registration statement shall be effected through the underwriter for such registration and the Holder(s) shall compensate the underwriter in accordance with its customary compensation practices for such transactions.

                   4. Price.

                   4.1 Initial and Adjusted Purchase Price. The initial purchase price shall be $5.75 per Share. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 5 hereof and subject to Section 6 hereof.

                   4.2 Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.

                   5. Adjustments of Purchase Price and Number of Shares.

                  In the event that, prior to the issuance by the Company of all the Shares issuable upon exercise of this Warrant, there shall be any change in the outstanding common stock of the Company by reason of the declaration of stock dividends, or through a recapitalization resulting from stock splits or combinations, without the payment to the Company of any compensation therefor in money, services or property, the remaining Shares still subject to this Warrant and the purchase price thereof shall be appropriately adjusted (but without regard to fractions) by the Board of Directors of the Company to reflect such change.

                   6. Automatic Conversion; Cancellation.

                   If the Company consummates a public offering of its securities prior to the last day on which the Warrants may be exercised, which offering includes warrants to purchase shares of common stock of the Company ("Redeemable Warrants") and the Warrants shall not have been exercised in full, then the unexercised portion of the Warrants shall automatically, without any action by the Holder, be converted into Redeemable Warrants (the "New Warrants") exercisable to purchase the same number of Shares as are purchasable upon the exercise of the unexercised portion of the Warrants but having terms identical to those of the

Redeemable Warrants, including, but not limited to, the anti-dilution provisions contained therein and an exercise price per share equal to the exercise price per share of the Redeemable Warrants offered in the public offering. The Company shall cause the New Warrants and the underlying shares of common stock of the Company to be included in the registration statement for such offering, provided, however, if the managing underwriter, other than J.W. Barclay & Co., Inc. ("JWBC") or an affiliate of JWBC, in an underwritten public offering of securities shall advise the Company in writing that inclusion of some or all of the New Warrants and the underlying shares of Common Stock of the Company would, in such managing underwriter's reasonable opinion, materially or adversely affect the proposed distribution of the securities to be offered by the Company, then the number of New Warrants and the underlying shares of Common Stock to be included in the registration statement may be reduced pro rata (by number of shares) among any holders of securities requesting registration if so required by the underwriter from the registration statement. In the event that JWBC or an affiliate of JWBC is the managing underwriter of such public offering, the Company shall cause the New Warrants and the underlying shares of Common Stock of the Company to be included in the registration statement for such offering. In the event that the provisions of this Section 6 shall become applicable, the Holder shall be required to return this Warrant to the Company for cancellation or, if this Warrant cannot then be located, to execute and deliver to the Company a lost security affidavit and indemnity agreement reasonably satisfactory to the Company. In addition, in the event that the provisions of this Section 6 shall become applicable, this Warrant shall no longer be of any force or effect and the New Warrant shall set forth the respective rights and obligations of the Holder and the Company.

                  If the Initial Public Offering is not consummated by August 2, 1997 based upon the Company's decision not to proceed with the Initial Public Offering, each Warrant shall automatically convert on such date into one share of Common Stock. If the Initial Public Offering is not consummated by August 2, 1997 for any other reason, these Warrants shall automatically become null and void.

                  7.       Merger or Consolidation.

                  In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding common stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of his Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of common stock of the Company for which his Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for the automatic conversion provision of Section 6 and adjustments which shall be identical to the adjustments provided in Section 5. The above provisions of this Section 7 shall similarly apply to successive consolidations or mergers.

                  8.       Exchange and Replacement of Warrant.

                  This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

                  9.       Elimination of Fractional Interests.

                  The Company shall not be required to issue certificates representing fractions of Shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

                  10.      Reservation of Securities.

                  The Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

                  11.      Notices to Warrant Holders.

                  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the

Company.

                  12.      Notices.

                  All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five days after the date of deposit in the United States mails, as follows:

                   (a)     If to the Company, to:

                           Russian Wireless Telephone Company, Inc.
                           780 Third Avenue, Suite 1600
                           New York, NY  10017
                           Attn:  Ronald G. Nathan, Chief Executive Officer

                  With a copy to:

                           Hall Dickler Kent Friedman & Wood LLP
                           909 Third Avenue
                           New York, New York 10022
                           Attention:  Steven D. Dreyer, Esq.

                  (b) If to the registered Holder, to the address of such Holder as shown on the books of the Company.

                  13.      Successors.

                  All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

                  14.      Headings.

                  The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

                  15.      Law Governing.

                  This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.


                                  RUSSIAN WIRELESS TELEPHONE COMPANY, INC.


                                  By:__________________________________________
                                            Name:  Ronald G. Nathan
                                  Title: President and Chief Executive Officer

                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
                        in order to Exercise the Warrant)


                  The undersigned hereby irrevocably elects to exercise the right to purchase Shares represented by this Warrant in accordance with the conditions hereof and herewith makes payment of the Purchase Price of such Shares in full.


                                       ________________________________________
                                               Name of Holder


                                       By:_____________________________________
                                                      Signature

                                       ________________________________________


                                       ________________________________________


                                       ________________________________________


                                                      Address



Dated:_______________________          ________________________________________
                                         Social Security Number or Taxpayer's
                                                Identification Number